UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
January 7, 2008
Date of Report (Date of earliest event reported)
BOARDWALK BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	000-1354835 (Commission File Number)	20-4392739 (IRS Employer Ident. No.)

201 Shore Road, Linwood, New Jersey		08221
(Address of principal executive offices)		(Zip Code)
(609) 601-0600
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

     Item 8.01     Other Events.
          On January 7, 2008, Boardwalk Bancorp, Inc. (the “Company”) issued a press release announcing, among other things, that, at a special meeting of shareholders held on January 4, 2008, its shareholders approved the agreement and plan of reorganization under which Boardwalk would merge with and into Cape Bancorp, and Boardwalk Bank would merge with and into Cape Savings Bank. The press release, attached hereto as Exhibit 99.1 hereto, is incorporated herein by reference.
     Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits:

99.1	Press release, dated January 7, 2008, of Boardwalk Bancorp, Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK BANCORP, INC.
Dated: January 7, 2008
	By:	/s/ Michael D. Devlin
Michael D. Devlin
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 7, 2008, of Boardwalk Bancorp, Inc.